UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) January 24, 2007

                                  NELNET, INC.
             (Exact name of registrant as specified in its charter)

          Nebraska                      001-31924               84-0748903
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                 File Number)         Identification No.)

            121 South 13th Street, Suite 201, Lincoln, Nebraska 68508
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (402) 458-2370

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

        On January 24, 2007, Nelnet, Inc. (the "Company") executed Commercial Paper Dealer Agreements dated as of December 29, 2006 (the "Dealer Agreements") with SunTrust Capital Markets, Inc. and Banc of America Securities LLC (the "Dealers"), and a Commercial Paper Issuing and Paying Agent Agreement dated as of December 29, 2006 (the "Agency Agreement") with Deutsche Bank Trust Company Americas (the "Agent"), to establish a $475 million unsecured commercial paper program. Under the program, the Company may issue commercial paper from time to time, and the proceeds of the commercial paper financing will be used for general corporate purposes.

        The Dealer Agreements provide the terms under which the Dealers will either purchase from the Company or arrange for the sale by the Company of unsecured commercial paper notes (the "Notes") pursuant to an exemption from federal and state securities laws. The Dealer Agreements contain customary representations, warranties, covenants and indemnification provisions. The maturities of the Notes will vary, but may not exceed 397 days from the date of issue. The principal amount of outstanding Notes under the program may not exceed $475 million. The Notes will bear interest at rates that will vary based on market conditions at the time of the issuance of the Notes. The Agency Agreement provides for the issuance and payment of the Notes and contains customary representations, warranties, covenants and indemnification provisions.

        The Dealers and the Agent and certain of their respective affiliates have performed and/or may in the future perform various commercial banking, investment banking and other financial advisory services for the Company and its subsidiaries for which they have received and/or will receive customary fees and expenses. The description above is a summary of the Dealer Agreements and the Agency Agreement and is qualified in its entirety by the Dealer Agreements and the Agency Agreement which are attached hereto as Exhibits 10.1, 10.2 and 10.3 and are incorporated by reference herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

        The information related to the $475 million unsecured commercial paper program discussed under Item 1.01 above is hereby incorporated by reference under this Item 2.03.

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

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

        (d) Exhibits. The following exhibits are filed as part of this report:

            Exhibit No.                      Description
            -----------   ------------------------------------------------------
                10.1      Commercial Paper Dealer Agreement between Nelnet, Inc.
                          and SunTrust Capital Markets, Inc. dated as of December 29, 2006.

                10.2 Commercial Paper Dealer Agreement between Nelnet, Inc. and Banc of America Securities LLC dated as of December 29, 2006.

                10.3 Commercial Paper Issuing and Paying Agent Agreement between Nelnet, Inc. and Deutsche Bank Trust Company Americas dated as of December 29, 2006.

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


                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             NELNET, INC.


Date:  January 30, 2007                      By: /s/ TERRY J. HEIMES
                                                 -------------------
                                                     Terry J. Heimes
                                                     Chief Financial Officer



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


                                  EXHIBIT INDEX


        Exhibit
          No.                          Description
      ----------   -------------------------------------------------------------
          10.1     Commercial Paper Dealer Agreement between Nelnet, Inc. and
                   SunTrust Capital Markets, Inc. dated as of December 29, 2006.

          10.2 Commercial Paper Dealer Agreement between Nelnet, Inc. and Banc of America Securities LLC dated as of December 29, 2006.

          10.3 Commercial Paper Issuing and Paying Agent Agreement between Nelnet, Inc. and Deutsche Bank Trust Company Americas dated as of December 29, 2006.





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